EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


      We hereby consent to the use of our name in Form S-8 registration statement of Teleconnect Inc.


Oklahoma City, Oklahoma                    STEPHEN A. ZRENDA, JR., P.C.
July 27, 2006

                                           By: /s/ Stephen A. Zrenda, Jr.
                                               ------------------------------
                                                   Stephen A. Zrenda, Jr.